Exhibit 99.1

eGain Reports First Quarter Fiscal 2027 Financial Results; Revenue and Earnings Exceed High End of Guidance; AI Customer ARR Grows 11%

Named a Leader in Gartner’s Inaugural Magic Quadrant™ for Customer Service Knowledge Management Systems; Launches AI KnowledgeOps as a Trusted Instruction Layer for Enterprise AI

Sunnyvale, CA (November 5, 2026) – eGain (Nasdaq: EGAN), a leading provider of AI-powered knowledge management and customer experience automation solutions, today announced financial results for its fiscal 2027 first quarter ended September 30, 2026.

“Being named a Leader in Gartner’s inaugural Magic Quadrant™ for Customer Service Knowledge Management Systems, with the highest product score for the Compliance-Driven Service Center use case in the companion Critical Capabilities report, is raising our visibility with enterprise buyers,” said Ashu Roy, eGain’s CEO. “As AI moves into production, enterprises need trusted, governed knowledge to deliver accurate answers and measurable results, a point our customers made clearly at Solve26. We’re focused on converting this interest into new customers and expansions.”

Fiscal 2027 First Quarter Financial Highlights

●	Total revenue was $21.9 million, down 7% year over year and above the high end of guidance.
●	AI customer revenue was $14.4 million, up 7% year over year, and represented 66% of total revenue.
●	AI customer annual recurring revenue (ARR) was $54.5 million, up 11% year over year, and represented 74% of total SaaS ARR as of September 30, 2026.
●	Total SaaS ARR was $73.4 million, down 4% year over year.
●	GAAP gross margin was 73%, compared to 75% in Q1 fiscal 2026.
●	Non-GAAP gross margin was 74%, compared to 76% in Q1 fiscal 2026.
●	GAAP net income was $1.6 million, or $0.06 per share on a basic and diluted basis, compared to GAAP net income of $2.8 million, or $0.10 per share on a basic and diluted basis, in Q1 fiscal 2026.
●	Non-GAAP net income was $2.4 million, or $0.09 per share on a basic and diluted basis, compared to non-GAAP net income of $4.7 million, or $0.17 per share on a basic and diluted basis, in Q1 fiscal 2026.
●	Adjusted EBITDA was $2.7 million, representing a 12% adjusted EBITDA margin, compared to $5.0 million, or a 21% adjusted EBITDA margin, in Q1 fiscal 2026.
●	Cash provided by operating activities was $1.8 million, compared to $10.4 million in Q1 fiscal 2026.
●	Total cash and cash equivalents were $71.3 million as of September 30, 2026, compared to $70.9 million as of September 30, 2025.
●	During the quarter, eGain repurchased approximately 644,000 shares of its common stock at an average price of $5.64 per share, totaling $3.6 million.

Fiscal 2027 Second Quarter and Fiscal 2027 Financial Guidance

eGain is providing guidance for its fiscal 2027 second quarter and reiterating its full-year fiscal 2027 outlook.

First quarter profitability benefited in part from the timing of sales and marketing spending. The company expects this spending to increase over the remainder of the fiscal year as it expands go-to-market programs, including its Solve26 customer conference and industry-focused initiatives. The reiterated full-year outlook reflects these planned investments and an expected decline in legacy customer revenue.

For the second quarter of fiscal 2027 ending December 31, 2026, eGain expects:

●	Total revenue between $21.0 million and $21.5 million.
●	AI customer revenue between $14.5 million and $14.8 million.
●	GAAP net loss of $500,000 to GAAP net income of $200,000, or $(0.02) to $0.01 per share.
o	Includes stock-based compensation expense of approximately $700,000.

●	Non-GAAP net income between $200,000 and $900,000, or between $0.01 and $0.03 per share.
●	Adjusted EBITDA between breakeven and $500,000, or an adjusted EBITDA margin between 0% and 2%.

For the fiscal 2027 full year ending June 30, 2027, eGain reiterates:

●	Total revenue between $84.5 million and $86.0 million.
●	AI customer revenue between $59.5 million and $60.5 million.
●	GAAP net loss between $2.0 million and $3.0 million, or a loss of $0.08 to $0.11 per share.
o	Includes stock-based compensation expense of approximately $4.0 million.
●	Non-GAAP net income between $1.0 million and $2.0 million, or between $0.04 and $0.07 per share.
●	Adjusted EBITDA between $650,000 and $1.4 million, or an adjusted EBITDA margin of 1% to 2%.

Guidance Assumptions:

●	Weighted average shares outstanding are expected to be approximately 25.8 million for the second quarter of fiscal 2027 and 26.0 million for the full fiscal year 2027.

Key Business Metrics:

eGain uses the following metrics to evaluate its business and growth, identify trends, formulate financial projections and make strategic decisions. These non-GAAP operating metrics should not be considered a substitute for revenue presented in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies.

AI customer revenue is defined as total revenue, including SaaS and professional services revenue, generated from customers on our current AI-enabled platform. AI capabilities are integrated into this platform and some AI capabilities are included within broader platform subscriptions rather than sold or priced separately. Accordingly, AI customer revenue includes all revenue from these customers and is not limited to revenue attributable to AI functionality.

AI customer ARR is defined as Total SaaS ARR from customers on our current AI-enabled platform. This amount includes all SaaS subscriptions associated with these customers and is not limited to subscriptions attributable to AI functionality.

Total SaaS ARR is defined as the recurring revenue from SaaS subscriptions, normalized over a period of one year.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to eGain’s operating results, including adjusted EBITDA, adjusted EBITDA margin, and non-GAAP net income. Adjusted EBITDA is defined as net income, adjusted for the impact of depreciation and amortization, issuance of common stock warrant for services, stock-based compensation expense, interest income, provision for income taxes, other income, net and severance and related charges. Adjusted EBITDA margin is defined as adjusted EBITDA divided by GAAP revenue. Non-GAAP net income measure is adjusted for issuance of common stock warrant for services and stock-based compensation. eGain’s management has analyzed the effect of these non-GAAP adjustments on our provision for income taxes and believes the change in our provision for income taxes would not be substantial. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this press release includes eGain’s non-GAAP net income and adjusted EBITDA guidance for future periods, non-GAAP measures used to describe eGain’s expected performance. We have not presented a reconciliation of eGain’s non-GAAP net income or adjusted EBITDA to future net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2027 first quarter financial results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 800-715-9871 (U.S. toll free) or +1 646-307-1963 (International) and ask to join the eGain earnings call or provide conference ID 2196366. A live and archived webcast of the call will also be accessible on the “Investors” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain available for one week. To access the phone replay, dial 855-669-9658 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 2852681.

About eGain

eGain is a leading provider of AI-powered knowledge management and customer experience automation solutions. With over 25 years of experience in knowledge management, eGain helps enterprises unify siloed content, automate trusted knowledge workflows, and deliver measurable AI-ROI through proven frameworks and methods. Global 2000 companies across industries rely on eGain to transform customer service, improve employee productivity, reduce costs, and accelerate AI adoption. Visit www.egain.com for more information.

Gartner Disclaimer

Gartner, Magic Quadrant for Customer Service Knowledge Management Systems, Pri Rathnayake, Jennifer MacIntosh, Patrick Quinlan, Drew Kraus, 16 July 2026.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the second quarter of fiscal 2027 and fiscal 2027 full year ending June 30, 2027; our beliefs regarding the validity of our business strategy; our investment in AI customer business; the expected profitability and cash-generating capacity of our legacy business; demand for our products and market opportunity; our market position; the impact of industry recognition on our visibility with enterprise buyers and customer interest; enterprise adoption of AI in production environments; and our plans to convert customer interest into new customers and expansions. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the second quarter of fiscal 2027 and fiscal 2027 full year ending June 30, 2027. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; changes to assumptions underlying our guidance; the pace of technological advancements in generative AI and the adaptability of our services to incorporate these advancements; market demand for AI-enabled solutions; risks associated with new product releases and new services and product features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third-party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2026 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

Investor Relations

Todd Kehrli

PondelWilkinson, Inc.

tkehrli@pondel.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	September 30,	June 30,
	2026	2026
ASSETS
Current assets:
Cash and cash equivalents	$71,304	$73,336
Restricted cash	—	8
Accounts receivable, less provision for credit losses of $12 and $28 as of September 30, 2026 and June 30, 2026, respectively	17,948	24,391
Costs capitalized to obtain revenue contracts, net	662	776
Prepaid expenses	2,267	2,811
Other current assets	672	669
Total current assets	92,853	101,991
Property and equipment, net	790	872
Operating lease right-of-use assets	2,203	2,516
Costs capitalized to obtain revenue contracts, net of current portion	1,036	1,200
Goodwill	13,186	13,186
Other assets, net	27,999	28,230
Total assets	$138,067	$147,995

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,657	$2,486
Accrued compensation	5,321	4,610
Accrued liabilities	3,914	4,267
Operating lease liabilities	1,010	1,246
Deferred revenue	38,838	46,478
Total current liabilities	50,740	59,087
Deferred revenue, net of current portion	1,994	2,062
Operating lease liabilities, net of current portion	1,445	1,532
Other long-term liabilities	1,086	1,101
Total liabilities	55,265	63,782
Stockholders' equity:
Common stock, par value $0.001 per share - authorized: 60,000 shares; issued: 33,939 and 33,932 shares as of September 30, 2026 and June 30, 2026, respectively; outstanding: 25,534 and 26,171 shares as of September 30, 2026 and June 30, 2026, respectively	34	34
Additional paid-in capital	419,545	418,710
Treasury stock, at cost: 8,405 and 7,761 shares of common stock as of September 30, 2026 and June 30, 2026, respectively	(53,959)	(50,322)
Accumulated other comprehensive loss	(1,838)	(1,678)
Accumulated deficit	(280,980)	(282,531)
Total stockholders' equity	82,802	84,213
Total liabilities and stockholders' equity	$138,067	$147,995

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30,
	2026	2025
Revenue:
SaaS	$20,842	$21,900
Professional services	1,026	1,608
Total revenue	21,868	23,508
Cost of revenue:
Cost of SaaS	4,648	4,171
Cost of professional services	1,300	1,660
Total cost of revenue	5,948	5,831
Gross profit	15,920	17,677

Operating expenses:
Research and development	7,410	7,315
Sales and marketing	4,774	4,029
General and administrative	2,043	3,500
Total operating expenses	14,227	14,844
Income from operations	1,693	2,833
Interest income	524	462
Other income, net	204	455
Income before income tax provision	2,421	3,750
Income tax provision	(870)	(930)
Net income	$1,551	$2,820

Per share information:
Earnings per share:
Basic	$0.06	$0.10
Diluted	$0.06	$0.10
Weighted-average shares used in computation:
Basic	26,098	26,961
Diluted	26,498	27,525

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$153	$95
Research and development	385	230
Sales and marketing	171	111
General and administrative	108	87
Total stock-based compensation	$817	$523

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,
	2026	2025
Income from operations	$1,693	$2,833
Add:
Issuance of common stock warrant for services	—	1,350
Stock-based compensation	817	523
Non-GAAP income from operations	$2,510	$4,706

	Three Months Ended September 30,
	2026	2025
Net income	$1,551	$2,820
Add:
Issuance of common stock warrant for services	—	1,350
Stock-based compensation	817	523
Non-GAAP net income	$2,368	$4,693

Per share information:
Non-GAAP earnings per share:
Basic	$0.09	$0.17
Diluted	$0.09	$0.17
Weighted-average shares used in computation:
Basic	26,098	26,961
Diluted	26,498	27,525

	Three Months Ended
	September 30,
	2026	2025
Net income	$1,551	$2,820
Add:
Depreciation and amortization	104	88
Issuance of common stock warrant for services	—	1,350
Stock-based compensation expense	817	523
Interest income	(524)	(462)
Provision for income taxes	870	930
Other income, net	(204)	(455)
Severance and related charges	75	223
Adjusted EBITDA	$2,689	$5,017
Adjusted EBITDA margin	12%	21%

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended September 30,		Growth Rates	Constant Currency Growth Rates [1]
	2026	2025
Revenue:
GAAP SaaS	$20,842	$21,900	(5%)	(5%)
GAAP professional services	1,026	1,608	(36%)	(36%)
Total GAAP Revenue	$21,868	$23,508	(7%)	(7%)

Cost of Revenue:
GAAP SaaS	$4,648	$4,171
Non-GAAP SaaS	$4,648	$4,171

GAAP professional services	$1,300	$1,660
Add back:
Stock-based compensation	(153)	(95)
Non-GAAP professional services	$1,147	$1,565

GAAP total cost of revenue	$5,948	$5,831
Add back:
Stock-based compensation	(153)	(95)
Non-GAAP total cost of revenue	$5,795	$5,736	1%	1%

Gross Profit:
Non-GAAP SaaS	$16,194	$17,729
Non-GAAP professional services	(121)	43
Non-GAAP gross profit	$16,073	$17,772	(10%)	(10%)

Operating expenses:
GAAP research and development	$7,410	$7,315
Add back:
Stock-based compensation expense	(385)	(230)
Non-GAAP research and development	$7,025	$7,085	(1%)	1%

GAAP sales and marketing	$4,774	$4,029
Add back:
Stock-based compensation expense	(171)	(111)
Non-GAAP sales and marketing	$4,603	$3,918	17%	18%

GAAP general and administrative	$2,043	$3,500
Add back:
Issuance of common stock warrant for services	—	(1,350)
Stock-based compensation expense	(108)	(87)
Non-GAAP general and administrative	$1,935	$2,063	(6%)	(6%)

GAAP operating expenses	$14,227	$14,844
Add back:
Issuance of common stock warrant for services	—	(1,350)
Stock-based compensation expense	(664)	(428)
Non-GAAP operating expenses	$13,563	$13,066	4%	5%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.